                                   BONTANG V


                              PRODUCERS AGREEMENT


                                       by


               PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA
                           VIRGINIA INDONESIA COMPANY
                             OPICOIL HOUSTON, INC.
                         VIRGINIA INTERNATIONAL COMPANY
                           LASMO SANGA SANGA LIMITED
                      UNION TEXAS EAST KALIMANTAN LIMITED
                        UNIVERSE GAS & OIL COMPANY, INC.
                                TOTAL INDONESIE
                            UNOCAL INDONESIA COMPANY
                           INDONESIA PETROLEUM, LTD.


                                  in favor of


                   BONTANG TRAIN-G PROJECT FINANCE CO., LTD.
                              as Tranche A Lender,

                  THE BANKS named herein as Tranche B Lenders
                                      and

                  THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED
                                NEW YORK BRANCH
                               as Facility Agent

                             THE FUJI BANK, LIMITED
                             as Intercreditor Agent

                                CREDIT LYONNAIS
                               as Technical Agent

                             Tranche B Arranged by
                                CREDIT LYONNAIS
                             THE FUJI BANK, LIMITED
                  THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED

                           Dated as of July 1,  1995

                               TABLE OF CONTENTS


                                                                                                                     Page
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
PART 1   PRODUCERS' AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

         1.1    Authorization of Borrowings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         1.2    Approval of Expenditures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         1.3    Rights to Bontang Plant and Improvements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.4    No Amendments, etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.5    Compliance with Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         1.6    Enforcement of Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         1.7    Operation of Bontang Plant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         1.8    Replacement of Trustees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.9    Indebtedness; Permitted Amounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.10   Negative Pledge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.11   Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.12   Reserve Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         1.13   Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         1.14   Construction of Train G . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         1.15   Notices Relating to Source of Debt Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         1.16   Effect of Certain Events with Respect to LNG Sales
                    Contracts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         1.17   Payment Instructions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         1.18   Monitoring Total Project Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         1.19   Construction Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         1.20   Loading Facilities Construction Contract  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         1.21   Debt Service Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         1.22   Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         1.23   Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

PART 2   REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

         2.1    Due Incorporation; Power and Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         2.2    Legal Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         2.3    Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         2.4    Registrations and Approvals   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         2.5    Agreement Binding; No Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         2.6    Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         2.7    Compliance with Other Instruments, etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         2.8    Other Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         2.9    Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         2.10   No Encumbrance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         2.11   No Material Adverse Change  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

PART 3   DEFAULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

         3.1    Default Defined   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         3.2    Remedy for Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28





                                      (i)

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         3.3        Diversion and Remedy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         3.4        Liability Share Defined   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         3.5        Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

PART 4   INSURED LOSS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

         4.1        Effect of Total Loss of Additional Plant or Loading
                    Facilities Prior to Operational Acceptance  . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         4.2        Effect of Total Loss of Insured Bontang Plant   . . . . . . . . . . . . . . . . . . . . . . . . .  32
         4.3        Insurance Shortfall   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         4.4        Other Losses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

PART 5   SCOPE OF PRODUCERS' LIABILITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

PART 6   MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

         6.1        Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         6.2        No Waiver; Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         6.3        Assignment; Successors and Assigns; Participations  . . . . . . . . . . . . . . . . . . . . . . .  37
         6.4        Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         6.5        Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         6.6        Section Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         6.7        Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         6.8        Consent to Jurisdiction   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         6.9        Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         6.10       Reinstatement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         6.11       Confidentiality   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

Schedule 1          Liability Share Percentages   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50





                                      (ii)

                                   BONTANG V

                              PRODUCERS AGREEMENT




                                                                    Dated as of
                                                                    July 1, 1995


Bontang Train-G Project Finance Co., Ltd., as Tranche A Lender,
         and
Credit Lyonnais, The Fuji Bank, Limited and The Long-Term Credit Bank of Japan, Limited as Arrangers and The Long-Term Credit Bank of Japan, Limited, New York Branch, as Facility Agent, The Fuji Bank, Limited as Intercreditor Agent and Credit Lyonnais, as Technical Agent, under the Loan Agreement

Dear Sirs:

                 Each of the undersigned Producers confirms that it has authorized and requested the Trustee to enter into the Loan Agreement. In connection therewith, the undersigned Producers hereby confirm for your benefit and for the benefit of the other parties to such Loan Agreement executing this Agreement, any permitted successor or successors to your or their interests thereunder, and the holders of the Notes referred to in such Loan Agreement the matters set forth below.


                                   * * * * *


                 As used above and below in this Agreement, the following capitalized expressions shall have the meanings set forth below, such meanings to be applicable to both the singular and plural forms of such expressions.

                 "Affected Facilities" has the meaning set forth in Section 4.4 hereof.

                 "Approved Institutions" means the United States headquarters or a United States branch of the following financial institutions: (i) any branch or affiliate of BankAmerica International with the power to act as Trustee or (ii) any other bank, trust company or financial institution (in each case with trust powers) which (1) has a net worth in excess of $100,000,000.00 or (2) has outstanding debt securities rated A or better by Standard and Poor's Rating Group or its equivalent by Moody's Investors Service or another nationally recognized rating agency in the United States.

                 "Bontang Excess Sales Trust Agreement" has the meaning set forth in Article 1 of the Trust Agreement.

                 "Bontang Excess Sales Trustee" has the meaning set forth in
Article 1 of the Trust Agreement.

                 "Bontang I Trust Agreement" has the meaning set forth in
Article 1 of the Trust Agreement.

                 "Bontang I Trustee" has the meaning set forth in Article 1 of the Trust Agreement.

                 "Bontang III Trust Agreement" means the Bontang III Trustee and Paying Agent Agreement, dated as of February 9, 1988, among the Producers or their predecessors in interest, and Continental Bank International, as heretofore or hereafter amended or modified.

                 "Bontang III Trustee" means the trustee and paying agent under the Bontang III Trust Agreement.

                 "Bontang V Payment Account" has the meaning set forth in
Article 1 of the Trust Agreement.

                 "Default" has the meaning set forth in Section 3.1 hereof.

                 "Default Shortfall" has the meaning set forth in Section 3.2 hereof.

                 "Diversion" has the meaning set forth in Section 3.3 hereof.

                 "Diversion Shortfall" has the meaning set forth in Section 3.3 hereof.

                 "Engineering Firm" means Merlin Associates, Inc.

                 "EPC Contractor" means P.T. Inti Karya Persada Tehnik, as contractor under the EPC Contract.

                 "Gas Supply Area" has the meaning set forth in Section 1.12(a) hereof.

                 "Inpex" means Indonesia Petroleum, Ltd.

                 "Insurance Shortfall" has the meaning set forth in Section 4.3 hereof.

                 "Japanese Taxes" means any Taxes imposed by Japan or any political subdivision or taxing authority thereof or therein with respect to any amount constituting Source of Debt Service.

                 "Liability Share" has the meaning set forth in Section 3.4 hereof.

                 "Loading Facilities Contractor" means the contractor under the Loading Facilities Construction Contract.

                 "Loading Facilities Sub-Contractor" means any sub-contractor that may be appointed under the Loading Facilities Construction Contract.

                 "Loan Agreement" means the Bontang V Loan Agreement, dated as of the date hereof, among the Trustee, as borrower thereunder, the Tranche A Lender, the Tranche B Lenders and the Agent, the Intercreditor Agent, the Technical Agent and the Arrangers parties thereto, as hereafter amended.

                 "Lost Facilities" has the meaning set forth in Section 4.1 hereof.

                 "Plant Insurance" has the meaning set forth in Section 1.11(b) hereof.

                 "Plant Insurance Proceeds" has the meaning set forth in
Section 1.11(b) hereof.

                 "Production Sharing Contracts" means to the extent such contracts relate to the supply of natural gas to the Bontang Plant, each of:

                          (a)  as to Pertamina and the Vico Group, (i) until
August 8, 1998, the Amended and Restated Production Sharing Contract dated April 23, 1990, as hereafter modified or amended, between Pertamina, on the one hand, and the members of the Vico Group on the other, and (ii) effective August 8, 1998, the Production Sharing Contract dated April 23, 1990, as hereafter modified or amended, between Pertamina, on the one hand, and the members of the Vico Group, on the other;

                          (b)  as to Pertamina and the Total Group, (i) until
March 31, 1997, the Amended and Restated Production Sharing Contract dated January 11, 1991, as hereafter modified or amended, between Pertamina, on the one hand, and the members of the Total Group, on the other, and (ii) effective March 31, 1997, the Production Sharing

Contract dated January 11, 1991, as hereafter modified or amended, between Pertamina, on the one hand, and the members of the Total Group, on the other;

                          (c)  as to Pertamina and the Unocal Group, (i) until
October 24, 1998, the Amended and Restated Production Sharing Contract dated January 11, 1991, as hereafter modified or amended, between Pertamina, on the other hand, and Unocal on the other, and (ii) effective October 25, 1998, the Production Sharing Contract dated January 11, 1991, as hereafter modified or amended, between Pertamina, on the one hand, and Unocal, on the other; and

                          (d)  as to Pertamina and Inpex, effective March 31,
1997, the Production Sharing Contract dated March 28, 1991, as hereafter modified or amended, between Pertamina, on the one hand, and Inpex, on the other.

                 "Regular Reserve Account" has the meaning set forth in Article 1 of the Trust Agreement.

                 "Sub-Contractor" means each of the Chiyoda Corporation and the Mitsubishi Corporation, as subcontractors under the EPC Contract.

                 "Total Group" means Total Indonesie and Inpex, and their successors in interest.

                 "Total" means Total Indonesie.

                 "Trustee" means BankAmerica International, as Bontang V Trustee under the Trust Agreement, and its successors thereunder pursuant to
Section 1.8 hereof.

                 "Unocal Group" means Unocal and Inpex, and their successors in interest; provided, however, that Inpex shall cease to be a member of the Unocal Group on March 31, 1997.

                 "Vico Group" means Virginia Indonesia Company, Virginia International Company, OPICOIL Houston, Inc., Lasmo Sanga Sanga Limited, Union Texas East Kalimantan Limited, and Universe Gas & Oil Company, Inc., and their successors in interest.

                 In addition to the definitions set forth above, and except as otherwise provided in this Agreement, capitalized expressions which are defined in the Loan Agreement are used herein with the meanings defined in the Loan Agreement, unless the context shall otherwise specifically require.

                                   * * * * *

                                     PART 1

                             PRODUCERS' AGREEMENTS


                 Each of the Producers covenants to the Lenders solely as to itself until payment in full of the principal of and interest on the Notes and payment in full of all amounts owing under the Loan Agreement and the Letter Agreement at the time of such payment in full of such Notes, unless compliance with the provisions of this Part 1 shall have been waived by the Majority Lenders, to do and perform the following:

                 1.1 Authorization of Borrowings. Each of the Producers has reviewed the Loan Agreement (including the form of Notes attached thereto) and the Letter Agreement, and has authorized and requested the Borrower to enter into the Loan Agreement and the Letter Agreement and to execute and deliver the Notes, in each case, not in its individual capacity but solely as Trustee under the Trust Agreement, to make and repay Borrowings, to pay interest on the Borrowings, to pay other amounts and to perform the other obligations of the Borrower, all of the foregoing under and in accordance with the terms of the Loan Agreement, the Notes and the Letter Agreement. For purposes of effecting each Borrowing, each Producer other than Pertamina hereby irrevocably authorizes and designates Pertamina as its agent with full power and authority on behalf of such Producer to authorize and request the Borrower to effect such Borrowing or to designate an entity and individuals in accordance with the Trust Agreement to do the same, or both. Pertamina hereby accepts such authorization and agrees to perform on behalf of the Producers (including on its own behalf) the obligations authorized pursuant to, and accepts the designation contained in, this Section 1.1 and in the Trust Agreement.

                 1.2 Approval of Expenditures. The Producers confirm that in accordance with Article 10 of the Processing Agreement they have made arrangements among themselves whereby, and the Producers hereby covenant to the Lenders that, all invoices of all project creditors shall be approved or disapproved in good faith in accordance with objective standards customarily followed in the oil and gas industry in construction activities of the sort contemplated by the Development Plan.

                 1.3 Rights to Bontang Plant and Improvements. The Producers agree that Pertamina shall exclusively hold and shall continue to maintain title to the Bontang Plant, and all rights and interests in and to the Bontang Plant, subject with respect to Pertamina's rights and interests to rights and interests created under the Basic Agreements and any rights and interests created in other parties which do not adversely affect the processing of LNG thereat in the amounts and in the manner contemplated by the Processing Agreement for sale under the LNG Sales Contracts, and Pertamina agrees that it will not create, incur or suffer to exist any Encumbrances on the Bontang Plant, except for Encumbrances arising pursuant to statute or otherwise by operation of law, which shall be discharged in the ordinary course of business and shall not be enforced by attachment or levy.

                 1.4      No Amendments, etc.  Each of the Producers agrees:

                          (a)     with respect to the Trust Agreement, such
Producer shall not (i) terminate or revoke the Trust Agreement, or (ii) amend, modify, revise, supplement or waive any of the provisions of Article 1, 4 or 10 or Section 2.1, 2.2, 2.4, 3.1, 3.2, 3.3 (other than Section 3.3(i)), 3.5 or 3.7 or the third sentence of Section 8.2 of the Trust Agreement, in each case other than to permit the Borrower to enter into Subordinated Indebtedness or Pari Passu Swap Indebtedness as permitted by the Loan Agreement, or any other provision of the Trust Agreement, if any such amendment, modification, revision, supplement or waiver would or would be likely to affect adversely the trust created under the Trust Agreement, the rights of the Lenders under the Loan Agreement or Notes or the ability of the Borrower to perform its obligations under such Loan Agreement, Notes or the Letter Agreement, or (iii) change or agree to the change of the trustee thereunder, except as contemplated by Section 1.8 hereof;

                          (b)     with respect to each Basic Agreement (other
than the Second A/R 1973 Sales Contract and the New 1973 Transportation Arrangements) and, if and when duly executed and delivered, the Second A/R 1973 Sales Contract and the New 1973 Transportation Arrangements, each Production Sharing Contract and each Construction Document to which it is a party, such Producer shall not (i) terminate or revoke such Basic Agreement (except for a termination or revocation of any portion of the New 1973 Transportation Arrangements that will not impair Pertamina's ability to deliver LNG under the New 1973 Sales Contract in any material respect), Production Sharing Contract or Construction Document or (ii) amend, modify, revise, supplement or waive any of the provisions of such Basic Agreement, Production Sharing Contract or Construction Document (x) if any such amendment, modification, revision, supplement or waiver would or would be likely to, after giving effect thereto, (A) cause the Debt Coverage Ratio under the Loan Agreement at any time that amounts are outstanding thereunder to be less than 150% or (B) conflict with or affect adversely the rights of the Lenders under the Loan Agreement, Notes or the Letter Agreement or the obligations of the Borrower under the Loan Agreement, Notes, the Letter Agreement or Trust Agreement or conflict with or impair the obligations of the Producers pursuant to this Agreement (other than an assignment permitted pursuant to Section 6.3 hereof); or (y) if the Debt Coverage Ratio already is, at the relevant time, less than 150% and if any such amendment, modification, revision, supplement or waiver would or would be likely to, after giving effect thereto, cause the Debt Coverage Ratio to be reduced further; provided, however, that if a Basic Agreement incorporates by reference the provisions of a separate agreement or agreements, the provisions of this Section 1.4(b) shall apply to such provisions of such separate agreement or agreements if any termination, revocation, amendment, modification, supplement or waiver thereof would have the effect of the same on such Basic Agreement;

                          (c)     with respect to each LNG Sales Contract,
Pertamina shall not consent to the assignment or delegation by any Buyer thereunder of any of such Buyer's rights or obligations thereunder; and

                          (d)     with respect to the Construction Documents,
Pertamina shall not consent to the assignment or delegation of any of the rights or obligations of the EPC Contractor or the Sub-Contractor and, upon the execution of the Loading Facilities Construction Contract, shall not consent to the assignment or delegation of any of the rights or obligations thereunder of the Loading Facilities Contractor or the Loading Facilities Sub-Contractor, other than (i) a delegation by the EPC Contractor to the Sub-Contractor or by the Loading Facilities Contractor to the Loading Facilities Sub-Contractor in accordance with the Construction Documents or (ii) a delegation to subcontractors, and use of suppliers, in the ordinary course of construction implementation.

                 Any consent of the Majority Lenders necessary to permit any action otherwise prohibited by this Section 1.4 shall not be unreasonably withheld. Each of the Producers shall promptly provide or cause to be provided to the Tranche A Lender and the Agent correct and complete copies of (i) if and when executed, the Second A/R 1973 Sales

Contract, the New 1973 Transportation Arrangements (the constituent documents of which will be delivered as a package concurrently with the delivery of the Second A/R 1973 Sales Contract) and any other transportation agreements relating to the New 1973 Sales Contract entered into as contemplated by Section 1.5(b) hereof and (ii) whether or not requiring consent of the Lenders pursuant to this Section 1.4, any agreement or document evidencing any amendment, modification, revision, supplement or waiver of any provision of the Trust Agreement, any of the Basic Agreements to which it is a party, any of the Construction Documents to which it is a party (excluding change orders and similar modifications or supplements arising in the ordinary course of construction implementation) or any Production Sharing Contract to which it is a party and, in the case of an amendment to the Trust Agreement providing for Subordinated Indebtedness or Pari Passu Swap Indebtedness with respect to amounts to be held and distributed under the Trust Agreement, copies of the proposed amendment not less than 10 Business Days prior to execution thereof.

                 1.5      Compliance with Agreements.

                          (a)     Each of the Producers agrees that it will
duly perform in a timely manner each obligation contemplated to be performed by it under this Agreement and the Trust Agreement, including, without limitation,
(i) giving notices, instructions, certificates (including, without limitation, certificates as to the accuracy of the representations and warranties set forth in this Agreement and the compliance by the Producers with the terms of this Agreement), approvals and communications necessary or appropriate in order (x) to effect Borrowings, repayments and payments by the Trustee as Borrower under and in accordance with the terms of the Loan Agreement, the Notes and the Letter Agreement and (y) to permit the Borrower to perform its other obligations under the Loan Agreement, (ii) providing financial and other information to the Trustee to be supplied to the Lenders under and in accordance with the Loan Agreement, and (iii) giving of other notices, instructions, approvals and communications contemplated by the Trust Agreement.

                          (b)     Each of the Producers that is a party thereto
also agrees duly to perform its obligations under the Construction Documents (including the Loading Facilities Construction Contract after it has been duly executed and delivered by the parties thereto), the Production Sharing Contracts, the Supply Agreements, the LNG Sales Contracts and any transportation agreements and agreements to pay for shipping of cargoes under an LNG Sales Contract including, without limitation, when and if executed, the New 1973 Transportation Arrangements, except in respects which are not material and not likely to give rise to the assertion of a claim for breach thereunder, and to perform in all material respects the terms of the other Basic Agreements to which it is a party, as the same may be amended from time to time as permitted by Section 1.4 hereof. The Producers shall maintain in effect at all relevant times, whether pursuant to the New 1973 Transportation Arrangements or other agreements, sufficient shipping capacity in order to deliver all cargoes of LNG required to be delivered to the Japanese Buyers under the New 1973 Sales Contract during the term thereof (as the same may be extended from time to time up to and including December 31, 2014) until such time as no amounts that may then or thereafter be payable thereunder or with respect thereto would, if paid, constitute Source of Debt Service.

                 1.6 Enforcement of Agreements. The Producers agree that, if the Borrower shall fail to perform any of its obligations under the Trust Agreement, then the Producers shall give written notice to the Borrower as promptly as practical under the circumstances demanding that all of the Borrower's obligations under the Trust Agreement be immediately performed and simultaneously deliver a copy of such notice to the Tranche A Lender and the Agent. Each Producer shall promptly enforce all legal rights it possesses against the Borrower to compel performance by the Borrower of its obligations under the Trust Agreement, and give notices from time to time to the Tranche A Lender and the Agent with respect to the actions being taken. Each of the Producers that is a party thereto shall, with due diligence and in a reasonable and prudent manner, enforce its rights (a) under the Construction Documents against the EPC Contractor, the Sub-Contractor, the Loading Facilities Contractor, the Loading Facilities Sub-Contractor and any other sub-contractors under the Construction Documents, and (b) under the LNG Sales Contracts, (c) under the Plant Use Agreement, (d) under the Processing Agreement and (e) when and if duly executed and delivered, under the New 1973 Transportation Arrangements and any other transportation agreements contemplated by Section 1.5(b) hereof.

                 1.7 Operation of Bontang Plant. Each Producer that is a shareholder of P.T. Badak shall use its best efforts, as a shareholder, to cause P.T. Badak or any successor to P.T. Badak under the Plant Use Agreement to operate the Bontang Plant in the manner required pursuant to the Plant Use Agreement and to cause P.T. Badak or any successor to P.T. Badak to perform its obligations under the Processing Agreement in the manner required under the Processing Agreement.

                 1.8      Replacement of Trustees.

                          (a)  The Producers may, solely with the prior written
consent of the Majority Lenders, appoint any Approved Institution as successor trustee under the Trust Agreement. The Producers shall, if any of the circumstances set forth in Section 1.8(b) hereof shall have occurred and be continuing and if requested by the Majority Lenders, (1) appoint one of the institutions referred to in clause (ii) of the definition of Approved Institutions, if any of the circumstances set forth in Sections 1.8(b)(i), (ii) and (iii)(3) hereof shall have occurred and, (2) with respect to any other circumstance referred to in Section 1.8(b) hereof, appoint any institution other than a branch of the Borrower referred to in such definition as successor trustee under the Trust Agreement. Any such appointment made pursuant to this
Section 1.8(a) shall, for purposes of this Agreement, become effective upon the written confirmation by such institution, solely in its capacity as successor trustee under the Trust Agreement, of its assumption of the obligations of successor trustee under such Trust Agreement and of the Borrower under the Loan Agreement, all of the Notes and the Letter Agreement.

                          (b)     The circumstances referred to in Section
1.8(a) hereof are as follows:

                                     (i)   The Borrower, BankAmerica
International or Bank of America National Trust and Savings Association or any successor trustee appointed pursuant to this Section 1.8 shall:

                                        (1)     make an assignment for the
         benefit of creditors; or

                                        (2)     file a petition in bankruptcy,
         petition or apply to any tribunal or applicable regulatory authority for the appointment of a custodian, receiver, trustee or official with similar powers for it or a substantial part of its property or assets, or commence any case or proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or similar law or statute of any jurisdiction, whether now or hereafter in effect; or

                                        (3)     if there shall have been filed
         any such petition or application, or any such case or proceeding shall have been commenced against it, indicate its consent to, approval of or acquiescence in any such petition, application, case or proceeding or any order for relief or the appointment of a custodian, receiver, trustee or official with similar powers or regulatory authority for it or any substantial part of any of its properties or assets, or suffer to exist any such case or proceeding in which an order for relief is entered, or suffer any such custodianship, receivership, trusteeship or jurisdiction of such similar official or regulatory authority to continue undischarged for a period of 30 days or more; or

                                        (4)     generally be unable to or
         generally fail to pay its debts as such debts become due; or

                                        (5)     have concealed, removed, or
         permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law or shall have suffered or permitted, while insolvent, any creditor to obtain an Encumbrance upon any of its property through legal proceedings or distraint which is not vacated within 30 days from the date such Encumbrance is created; or

                                        (6)     take appropriate corporate
         action required to authorize any of the foregoing; or

                                     (ii)  The Borrower or any successor
trustee appointed pursuant to this Section 1.8 shall fail to perform any of its obligations under the Trust Agreement; or

                                    (iii)  BankAmerica International or, except
in the case of clause (1) below, any person that becomes a successor trustee pursuant to this Section 1.8 hereof, as relevant, shall:

                                        (1)     cease to be a wholly owned
         subsidiary of Bank of America National Trust and Savings Association;
         or

                                        (2)     dispose of all or substantially
         all of its assets; or

                                        (3)     fail to pay principal of, or
         premium or interest on, any of its Indebtedness in a material amount when due for payment, whether by acceleration or otherwise, but after giving effect to all applicable grace and waiver periods provided for in the agreement or instrument creating or evidencing such Indebtedness; or

                                     (iv)  Any suit, legal action or proceeding
or governmental investigation shall be commenced, or any Legal Requirement shall be in effect, which questions the power, authority or capacity of the Borrower, BankAmerica International or any successor trustee under the Trust Agreement to enter into the Trust Agreement, or to serve thereunder in accordance with the terms thereof or to perform any material obligation thereunder, or in the case of the Borrower, to enter into the Loan Agreement or to perform any material obligation thereunder.

                 1.9 Indebtedness; Permitted Amounts. The Producers shall neither enter into, nor authorize or request the Borrower or any other Person to enter into, financing agreements or otherwise create, assume or become liable for, directly or indirectly, any Indebtedness pursuant to any agreement that will charge or be paid out of (x) the Source of Debt Service received by the Trustee prior to its deposit in the Bontang V Payment Account, except for
(i) all obligations and liabilities under the Loan Agreement, the Notes and the Letter Agreement, (ii) any Subordinated Indebtedness incurred pursuant to
Section 6.4 of the Loan Agreement and (iii) obligations in respect of Pari Passu Swap Indebtedness incurred pursuant to Section 6.4 of the Loan Agreement, or (y) any Borrowed Amounts, except for the purposes for which such Borrowed Amounts are borrowed.

                 1.10 Negative Pledge. The Producers shall not create or agree to, or authorize or request the Borrower or any other Person to create or agree to, any Encumbrance on the Source of Debt Service prior to its deposit in the Bontang V Payment Account or on any Borrowed Amounts, except any Encumbrance, if any, (i) arising from the assignments made in the Supply Agreements by Pertamina to the other Producers of the production sharing percentages of such Producers of amounts payable by the Buyers under the LNG Sales Contracts and certain other amounts as provided in the Supply Agreements,(ii) arising pursuant to the Trust Agreement or in favor of the holders of Indebtedness as permitted in accordance with Section 1.9 hereof, or
(iii) arising pursuant to statute or otherwise by operation of law in connection with any transportation agreement related to any LNG Sales Contract and discharged in the ordinary course of business.

                 1.11     Insurance.

                          (a)     Prior to operational acceptance of the
Additional Plant and the Loading Facilities by Pertamina pursuant to the Construction Documents, Pertamina shall maintain or cause to be maintained "All Risk" Builder's Risk

Insurance as required pursuant to the Construction Documents.

                          (b)     Prior to operational acceptance of the
Additional Plant and the Loading Facilities by Pertamina pursuant to the Construction Documents, Pertamina shall maintain, or cause to be maintained, with respect to the Insured Bontang Plant (excluding Train G) and, upon and after such operational acceptance, Pertamina shall maintain, or cause to be maintained with respect to the Insured Bontang Plant (excluding the Support Facilities), property and casualty insurance (the "Plant Insurance") on terms at least as favorable to Pertamina as, and having coverage substantially similar to, the policy furnished to the Tranche A Lender and the Agent prior to the date hereof and in an amount which is the greater of (i) the sum of (w) the full replacement value of the Insured Bontang Plant (excluding the Support Facilities), together with spare parts located within the perimeter fences thereof, and (x) the maximum value of the inventory forming a part of the Insured Bontang Plant (excluding the Support Facilities), determined on the basis of an independent appraisal provided in the manner described below in this Section 1.11(a) (if such Plant Insurance in such amount is available on commercially reasonable terms), or (ii) 125% of the sum of (y) all amounts outstanding from time to time under the Loan Agreement, the Notes and the Letter Agreement, plus (z) all other Indebtedness of any Person outstanding, the holders of which, directly or indirectly, are entitled to share in the proceeds of the Plant Insurance (the "Plant Insurance Proceeds") prior to or on an equal and ratable basis with the Lenders (as the Lenders' rights are determined under Section 4.1 hereof). In determining the full replacement value of the Insured Bontang Plant pursuant to clause (i) above, the cost of the following shall be excluded: all basic engineering and that part of the detail engineering that may be based on existing drawings and available specifications, all dredging work, water wells, all major excavation work and the use of heavy earth-moving equipment, and surplus materials in excess of five percent (5%) of required quantities. As of the date hereof, the appraisal of the Insured Bontang Plant contemplated above shall be the appraisal dated February, 1994 prepared by RDI Consultants which has been delivered to the Tranche A Lender and the Agent prior to the date hereof. Thereafter, the appraisal of the Insured Bontang Plant contemplated above shall be the independent appraisal most recently prepared with respect thereto, including any of the following: (1) upon the written request of the Tranche A Lender and the Agent, Pertamina shall promptly cause to be prepared and delivered to the Tranche A Lender and the Agent an appraisal prepared by an independent appraiser, who shall be acceptable to the

Tranche A Lender and the Agent in their reasonable judgment; provided, however, that the Tranche A Lender and the Agent may not request Pertamina to cause any such appraisal to be prepared and delivered more than once every five years, and (2) the Tranche A Lender and the Agent may from time to time have prepared for their benefit and at the sole cost of the Lenders an appraisal of an independent appraiser, who shall be acceptable to the Producers in their reasonable judgment, and Pertamina shall, and shall cause P.T. Badak to, cooperate reasonably in the preparation of such appraisal.

                          (c)     All Plant Insurance shall be maintained with
(i) P.T. Tugu Pratama Indonesia, or (ii) so long as Indonesian law requires that the relevant insurance be maintained with an Indonesian insurance company, any Indonesian insurance company other than P.T. Tugu Pratama Indonesia approved by the Majority Lenders, which approval shall not be unreasonably withheld, or (iii) if Indonesian law changes to permit the relevant insurance to be maintained with one or more non-Indonesian insurance companies, any insurance company other than P.T. Tugu Pratama Indonesia approved by the Majority Lenders.

                          (d)     Pertamina agrees that all Plant Insurance
shall have Pertamina as a loss payee, and that no party other than Pertamina, the other Producers and P.T. Badak shall be a loss payee. Pertamina agrees that it will not create or agree to any assignment of or security interest in the Plant Insurance Proceeds, or create any right to receive the Plant Insurance Proceeds other than equally and ratably with, or subordinated in right of payment to, the rights of the Lenders pursuant to this Agreement in favor of any Person other than the loss payees under the Plant Insurance.

                          (e)     Pertamina shall, on or before the Effective
Date, provide to the Tranche A Lender and the Agent a correct and complete copy of the policy or policies of insurance required by Sections 1.11(a) and (b) hereof and, as promptly as practicable in the circumstances (but in no event later than 30 days) following the issuance thereof, correct and complete copies of each subsequent policy or policies of insurance required by Sections 1.11(a) and (b) hereof. Pertamina shall also provide to the Tranche A Lender and the Agent as promptly as practicable under the circumstances, correct and complete copies of each amendment, modification or waiver and each notice of cancellation or termination with respect to each policy of insurance required by Sections 1.11(a) and (b) hereof (but in no event later than 30 days following any such amendment, modification or waiver or receipt of any such notice).

                 1.12     Reserve Reports.

                          (a)     The Producers agree that, if requested by
either the Tranche A Lender or the Agent, they will cause to be delivered to the Tranche A Lender and the Agent correct and complete copies of the latest reserve report or reports and any updates, modifications or supplements thereto covering the areas which supply gas to the Bontang Plant (the "Gas Supply Area"), prepared by DeGolyer and MacNaughton or another independent petroleum engineering consulting firm of recognized standing in the petroleum industry qualified by reputation and experience in the estimating of reserves of oil and gas in subsurface reservoirs.

                          (b)     Pertamina shall, before committing additional
natural gas from the Gas Supply Area to sale or other utilization, submit or cause to be submitted to the Tranche A Lender and the Agent a copy of each certificate and all supporting documentation furnished to one or more of the Buyers pursuant to the provisions of the KGC Sales Contract that result from the incorporation therein of Section 3.2(a) of each of the Arun III Contract and the Korea II Contract (each as defined in the KGC Sales Contract), pursuant to the provisions of the CPC Sales Contract that result from the incorporation therein of Section 3.2(a) of the Badak III LNG Sales Contract (as defined in the CPC Sales Contract) or pursuant to Section 3.2(a) of the Second A/R 1973 Sales Contract, together with a statement setting forth the calculation of the Seller's Gas Supply Obligation (as defined in each LNG Sales Contract) and the breakdown of such calculation by non-spot sale LNG sales contract, which statement shall be in the form of that delivered to the Tranche A Lender and the Agent pursuant to Section 5.1(a)(xvi) of the Loan Agreement.

                 1.13     Use of Proceeds.

                          (a)     The proceeds of the Borrowings shall be used
solely for the payment of (i) the costs incurred or to be incurred in connection with the design, engineering, procurement and construction of or otherwise relating to the Additional Plant, the Loading Facilities and, in the case of Borrowings that the Drawdown Schedule contemplates for such purpose (but solely to the extent so contemplated), the Support Facilities, (ii) interest, fees, expenses, taxes and other amounts payable by the Borrower pursuant to Sections 2.3, 2.7, 2.8, 3.3, 3.4(b), 6.6 and 10.6 of the Loan Agreement and (iii) funding the Reserve Account as provided in and solely to the extent permitted by Section 2.2(b) of the Loan Agreement.

                          (b)     If, during the Availability Period, no
further amounts of the Commitments of the Lenders are available to be drawn by the Borrower under the Loan Agreement, and if the proceeds of the Borrowings are insufficient to pay the costs required for the completion of the Additional Plant and the Loading Facilities as indicated in the most recent quarterly status report delivered to the Tranche A Lender and the Agent pursuant to
Section 1.14(b) hereof, then, from time to time prior to the last day of the Availability Period, the Producers may, to pay for such required costs, instruct the Trustee to transfer to the Bontang V Payment Account from the amounts then held in the Regular Reserve Account, subject to Section 3.3(b)(iii) of the Trust Agreement, amounts which shall not exceed in the aggregate the lesser of (x) the aggregate amount of all Reserve Account Borrowed Amounts borrowed pursuant to Section 2.2(b)(ii) of the Loan Agreement or (y) the amounts needed to pay for such required costs. Any such instruction shall be provided by written notice to the Trustee, the Tranche A Lender and the Agent. The Producers shall use such amounts so transferred to the Bontang V Payment Account solely for the purpose of paying for such required costs.

                          (c)     If, following the last day of the
Availability Period, the Producers shall at any time have paid the cost of a Selected Qualified Bank retained and performing services pursuant to Section
6.6 of the Loan Agreement, then Pertamina may instruct the Bontang V Trustee to transfer to the Bontang V Payment Account from the amounts then held in the Regular Reserve Account, subject to the conditions contained in Section 3.3(b)(iv) of the Trust Agreement, an amount which shall not exceed the amount so paid to such Selected Qualified Bank. Pertamina shall give any such instruction by giving notice to the Trustee, the Tranche A Lender and the Agent setting forth the amount paid to the Selected Qualified Bank and attaching a copy of the Selected Qualified Bank's invoice relating to the services so performed.

                 1.14     Construction of Train G.

                          (a)     Pertamina shall insure that Train G is
constructed and completed with due diligence and efficiency and in conformity with sound administrative, engineering and financial practices.

                          (b)     Pertamina shall deliver to each of the
Tranche A Lender and the Agent (i) a quarterly status report in reasonable detail concerning construction of Train G, such report to include, but not be limited to, the cost incurred to the end of such quarter and an estimate of costs required for the completion and acceptance of Train G pursuant to the Development Plan and the Construction Documents, and (ii) such other information in respect of Train G as the Tranche A Lender and the Agent may reasonably request.

                          (c)     Pertamina shall submit or cause to be
submitted to the Tranche A Lender and the Agent a semi-annual report, prepared by the Engineering Firm or if the Engineering Firm becomes unacceptable to Pertamina or to the Tranche A Lender and the Agent for any reason following the date hereof, any other independent engineering firm of recognized standing in the construction industry and acceptable to the Tranche A Lender and the Agent, concerning the status of the construction of Train G. Such report shall be based upon the reports delivered pursuant to Section 1.14(b) hereof and such discussions and analysis thereof with representatives of Pertamina, the EPC Contractor and the Sub-Contractor as the independent engineering firm deems appropriate in order for the semi-annual report to provide, through the end of such semi-annual period, a comparison of (i) the physical progress of the construction of Train G with the progress scheduled for such period and (ii) the expenditures made to achieve such physical progress with the amounts forecast therefor.

                          (d)     Pertamina shall not amend the Development
Plan in a manner that would result in a material increase in Pertamina's expenditures or materially deviate from the Development Plan with regard to the construction, completion or operation of Train G; provided, however, that Pertamina may, to the extent necessary to comply with the provisions of Section
1.18 hereof, deviate from the Development Plan by declining to construct specific portions of the Support Facilities.

                          (e)     Pertamina shall, if requested by either the
Tranche A Lender or the Agent, permit representatives of the Tranche A Lender or the Agent, and designees appointed by them with the consent of Pertamina, which consent shall not be unreasonably withheld, to visit the site of the construction of Train G to review and examine the current status of the construction and implementation thereof.

                          (f)     Pertamina shall promptly after it becomes
aware of such event, give notice to the Tranche A Lender and the Agent of any event or occurrence that will, or would be reasonably likely to, (i) prevent shipments of LNG under the KGC Sales Contract or the CPC Sales Contract on a regular basis during 1998 and 1999 or (ii) prevent shipments of LNG under the Second A/R 1973 Sales Contract on a regular basis during the term thereof (as the same may be extended from time to time up to and includig December 31,
2014).

                 1.15     Notices Relating to Source of Debt Service.

                          (a)     Pertamina shall inform each of the Tranche A
Lender and the Agent by notice (with a copy to the Borrower) in advance of the annual and quarterly shipment schedules, and of actual shipment information promptly after shipment, with respect to each shipment for sale and delivery of LNG related to the Source of Debt Service.

                          (b)     Pertamina shall give notice to each of the
Tranche A Lender and the Agent promptly after it learns (i) of any event or occurrence, in the nature of force majeure, and any material dispute which could reasonably be expected to affect adversely the amount or time of receipt of the Source of Debt Service and (ii) that any default under any LNG Sales Contract has occurred or will occur with the giving of notice or lapse of time or both. Pertamina shall thereafter also inform the Tranche A Lender and the Agent of the status of such event at reasonable intervals during the continuance thereof.

                 1.16 Effect of Certain Events with Respect to LNG Sales Contracts.

                          (a)     If (i) any LNG Sales Contract is terminated
or (ii) any sales under any LNG Sales Contract, which if made would give rise to Source of Debt Service, are suspended in respect of any Buyer or Buyers or an event of force majeure as to any LNG tanker or any Buyer's facilities relevant to any LNG Sales Contract shall occur and such suspension of sales or event of force majeure shall continue for a period of nine months, Pertamina shall make all reasonable efforts to sell any LNG originally scheduled to be sold to any affected Buyer or Buyers pursuant to any such LNG Sales Contract after the date of termination or the end of such nine-month period, as the case may be, which Pertamina reasonably anticipates will not be sold because of such termination, suspension of sales or event of force majeure; provided, however, that with respect to an event of the type specified in the foregoing clause
(ii), Pertamina shall not be obligated to enter into any replacement LNG sales contract which Pertamina reasonably anticipates would cause it to be unable to perform fully its obligations under the affected LNG Sales Contract upon the cessation of such event of force majeure or suspension of sales; and provided further that Pertamina may, in its sole discretion, make replacement sales during any initial period of nine months during which sales are so suspended or during which such an event of force majeure has occurred.

                          (b)     Pertamina shall cause the proceeds of any
replacement sales made pursuant to Section 1.16(a) hereof to be paid to the Trustee as if such sales had been made pursuant to the affected LNG Sales Contract and shall authorize and request the Borrower to execute and deliver prior to the payment of any such proceeds an agreement providing for any amendment of the definitions of Source of Debt Service and Gross Invoice Amount contained in the Loan Agreement and the Trust Agreement required to cause such proceeds to be included therein.

                 1.17     Payment Instructions.

                          (a)     Subject to Section 1.8 hereof, Pertamina
hereby agrees to instruct each Buyer to pay to the Trustee all amounts payable by such Buyer to Pertamina pursuant to the LNG Sales Contracts which constitute Source of Debt Service, and not to change such instructions or the designation of the Trustee as the recipient of amounts which constitute the Source of Debt Service.

                          (b)     Subject to Section 1.8 hereof, Pertamina
agrees to deliver or to cause to be delivered to the Trustee on the date payment is made to the Trustee pursuant to Section 1.17(a), a written statement correctly identifying the separate portions of such payment that relate to each component of the Gross Invoice Amount and the Source of Debt Service and specifying by category the portion of such payment that does not constitute Source of Debt Service. Such statement shall identify, among other things, the portion of such payment related to (x) with respect to the KGC Sales Contract, the LNG Portion (as defined in such contract), (y) with respect to the CPC Sales Contract, the LNG Related Component (as defined in such contract), and
(z) with respect to the New 1973 Sales Contract, the LNG Element (as defined in such contract).

                          (c)     With respect to all other relevant Basic
Agreements, Pertamina has designated or shall designate, and agrees not to change the designation of, the Trustee as the recipient of amounts which constitute the Source of Debt Service payable thereunder.

                          (d)     On or promptly following the date hereof, the
Producers shall instruct the Bontang III Trustee, the Bontang I Trustee, the Bontang Excess Sales Trustee and any other relevant trustee in writing to make immediate payment to the Bontang V Trustee of any amounts received by any of such trustee and deposited under the Bontang III Trust Agreement, the Bontang I Trust Agreement, the Bontang Excess Sales Trust Agreement or any other relevant trust agreement or trustee and paying agent agreement which constitute Source of Debt Service as defined in the Loan Agreement. The Producers shall provide copies of such written instruction (which may be reflected in an amendment to the relevant trust agreements or trustee and paying agent agreements) to the Tranche A Lender and the Agent simultaneously with sending such instructions to the Bontang III Trustee, the Bontang I Trustee, the Bontang Excess Sales Trustee and any other relevant trustee. The Producers agree that, so long as any amounts remain owing to the Lenders under the Loan Agreement, the Notes or the Letter Agreement, such written instruction shall not be revoked, amended or modified, except with the prior written consent of the Majority Lenders.

                 1.18     Monitoring Total Project Expenditures.

                          (a)     Pertamina hereby agrees that, during the
Availability Period, it will monitor Borrowings, interest rate(s) applicable to the Notes and all other costs and expenditures relating to Train G on a quarterly basis and in accordance with its customary procurement procedures, in order to determine the extent to which the costs of specific portions of the Support Facilities can be financed through Borrowings under the Loan Agreement without causing the sum of (i) all reasonably anticipated costs of completing the Additional Plant and the Loading Facilities that have not already been paid for from the proceeds of previous Advances, (ii) all reasonably anticipated costs of such specific portions of the Support Facilities that Pertamina proposes to finance through Borrowings under the Loan Agreement, (iii) all reasonably anticipated future Borrowed Amounts and (iv) all capitalized interest with respect to the Notes that is reasonably anticipated to accrue thereafter during the Availability Period to exceed the then remaining Commitments. If and to the extent that at any time the Drawdown Schedule does not provide for the financing of the costs of any specific portions of the Support Facilities and such costs can be so financed without causing such sum to exceed the then remaining Commitments, and if, after financing such costs the remaining Commitments will be sufficient to fund fully the amounts referred to in clauses (i), (ii) and (iv) above, then Pertamina may instruct the Borrower to revise the current Drawdown Schedule to provide for the financing of the costs of such specific portions of the Support Facilities through Borrowings under the Loan Agreement. If and to the extent that at any time the costs of any specific portions of the Support Facilities cannot be so financed as provided in the first sentence hereof, then Pertamina shall instruct the Borrower to revise the then current Drawdown Schedule to exclude such financing.

                          (b)     Pertamina shall submit, or cause to be
submitted to the Tranche A Lender and the Agent, with reasonable promptness after the end of each calendar quarter during the Availability Period, a summary statement of its then current estimate of the excess capacity of the Bontang Plant to be contractually uncommitted on March 31, 1998, excluding the LNG Sales Contracts and the capacity of the Additional Plant.

                 1.19 Construction Report. Pertamina shall use its best efforts to cooperate with the Agent and the Engineering Firm and to provide such assistance as the Agent or the Engineering Firm may reasonably request from time to time, in connection with the preparation by the Engineering Firm of a single report to be completed as soon as practicable after the Effective Date concerning the status of the Additional Plant. Such report shall be in form and substance satisfactory to the Agent and shall (unless otherwise agreed) be substantially similar in scope to the Technical Consultant's Report of Merlin Associates, Inc., dated May 31, 1991, with respect to Pertamina Bontang LNG Plant Train F Expansion Project. The fees and disbursements of the Engineering Firm in connection with the preparation of such report shall be reimbursed by the Borrower pursuant to Section 10.6 of the Loan Agreement up to a maximum amount of $50,000.00.

                 1.20 Loading Facilities Construction Contract. Pertamina shall enter into the Loading Facilities Construction Contract with a reliable and reputable contractor, on terms which are based on sound administrative, engineering and financial practices. Pertamina shall provide to the Tranche A Lender and the Agent correct and complete copies of the final draft of such Contract prior to execution thereof and, with reasonable promptness following execution and delivery, correct and complete copies of the executed version of the Loading Facilities Construction Contract.

                 1.21 Debt Service Accounts. Each of the Producers agrees with respect to the Trust Agreement that, as long as moneys are held by the Trustee in the Debt Service Account and Reserve Account, the Lenders are, to the extent necessary for payments to be made in accordance with the terms of the Trust Agreement of principal, interest and other amounts due under the Loan Agreement, the Notes and the Letter Agreement, among those having a right, as provided under Section 2.2 of the Trust Agreement, to receive disbursements thereunder.

                 1.22 Expenses. To the extent that any amounts required to be paid by the Borrower pursuant to Section 10.6(a) and, prior to the Completion Date, Section 10.6(b), of the Loan Agreement are not paid when due, the Producers shall, following notice from the

Tranche A Lender or the Agent or both, as appropriate, immediately pay such amounts or otherwise cause such amounts to be paid.

                 1.23 Financial Statements. Upon the request of the Tranche A Lender or any Tranche B Lender made through the Agent, as appropriate, from time to time, each Producer agrees to deliver to such Lender in respect of one or more fiscal years (but no more than the three immediately prior fiscal years) of such Producer or, where applicable, of any Person controlling such Producer which reports its financial condition and results to the public, any publicly available annual financial statements of such Producer or Person.


                                     PART 2

                         REPRESENTATIONS AND WARRANTIES


                 Each Producer makes the following representations and warranties to the Lenders solely with respect to itself; provided, however, that (i) each representation and warranty with respect to any agreement that is dated on, as of or prior to the date hereof is made as of the date hereof, (ii) each representation and warranty with respect to any other agreement will be made as of the date such agreement is entered into and solely with respect to the agreement being entered into as of such date, (iii) each representation and warranty with respect to any agreement is made only by those Producers that are parties thereto and (iv) Pertamina is the only Producer making the representation and warranty in Section 2.9 hereof:

                 2.1 Due Incorporation; Power and Authority. Such Producer is, and upon the due execution and delivery of any Construction Document or Basic Agreement not heretofore executed and delivered will be, a corporation or partnership duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation. Such Producer has, and upon the due execution and delivery of any such agreement not heretofore executed and delivered will have, full power, authority and legal right to execute, deliver, perform and observe the terms and provisions of this Agreement, the Trust Agreement, each Production Sharing Contract, each Construction Document and each Basic Agreement.

                 2.2 Legal Action. All necessary legal action has been taken, and upon the due execution and delivery of any such agreement not heretofore executed and delivered will have been taken, to authorize such Producer to execute and deliver and to perform and observe the terms and provisions of this Agreement, the Trust Agreement, each Production Sharing Contract, each Construction Document and each Basic Agreement.

                 2.3 Restrictions. There is no Legal Requirement and no contractual or other obligation binding on such Producer, and upon the due execution and delivery of any Construction Document or Basic Agreement not heretofore executed and delivered there will be no Legal Requirement and no contractual or other obligation binding on such Producer, including, without limitation, under any of the Basic Agreements or the Production Sharing Contracts or any of the Construction Documents, that is or will be contravened (or, in the case of a contractual obligation, in respect of which a breach has occurred or will occur) by reason of the execution and delivery of or the performance or observance by such Producer of any of the terms or provisions of this Agreement or the Trust Agreement.

                 2.4 Registrations and Approvals. No registrations, declarations or filings with, or consents, licenses, approvals or authorizations of, any legislative body, governmental department or government authority are necessary or required under any applicable law for the due execution and delivery by such Producer, or for the performance by such Producer, of this Agreement or the Trust Agreement, or to assure the validity or enforcement hereof or thereof with respect to such Producer, except such as have been obtained, copies of which have been provided to the Tranche A Lender and the Agent in connection with the execution and delivery of this Agreement and which remain in full force and effect.

                 2.5 Agreement Binding; No Defaults. This Agreement, the Trust Agreement, each Production Sharing Contract, the EPC Contract and each Basic Agreement other than the Second A/R 1973 Sales Contract and the New 1973 Transportation Arrangements constitute, and when duly executed and delivered each of the Loading Facilities Construction Contract, the Second A/R 1973 Sales Contract and the New 1973 Transportation Arrangements will constitute, the legal, valid and binding obligations of such Producer enforceable against it in accordance with each of their respective terms, subject in the case of enforcement to any applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and to equitable principles of general application. No Default by such Producer has occurred and is continuing and no event has occurred or failed to occur in each case pertaining to such Producer, the occurrence or non-occurrence of which with the giving of notice or lapse of time or both would constitute a Default. Such Producer is not, and upon the due execution and delivery of each of the Loading Facilities Construction Contract, the Second A/R 1973 Sales Contract and the New 1973 Transportation Arrangements will not be, in violation of any of such Producer's obligations under (i) the Trust Agreement, (ii) any of the Production Sharing Contracts, the Supply Agreements or the LNG Sales Contracts, except for violations which are not material and are not likely to give rise to the assertion of a claim for breach, (iii) any of the Basic Agreements (other than those referred to in the immediately preceding clause (ii)) or (iv) any of the Construction Documents, in any material respect. Each of the Production Sharing Contracts, the Plant Use Agreement and the Processing Agreement either does not by its terms terminate, or is not by its terms scheduled to expire, prior to the time of shipment of the last cargo giving rise to Source of Debt Service under the New 1973 Sales Contract (except in the case of those Production Sharing Contracts that are scheduled so to expire as provided in the relevant portion of the definition of Production Sharing Contracts in the definition section hereof), and each Supply Agreement either does not by its terms terminate, or is not by its terms scheduled to expire, prior to the time of shipment of the last cargo giving rise to Source of Debt Service under the LNG Sales Contract to which such Supply Agreement relates; provided that the existing Japanese Supply Agreements cover the period from January 1, 2000 to December 31, 2009.

                 2.6 Litigation. There is no suit, action, proceeding or investigation pending against such Producer or, to the best of such Producer's knowledge, threatened against such Producer, which (a) questions the validity of this Agreement, the Trust Agreement, any Construction Document, any Production Sharing Contract or any Basic Agreement, or any material action taken or to be taken by such Producer pursuant hereto or pursuant to any thereof, or (b) affects materially and adversely or is likely materially and adversely to affect (i) the amounts of the Source of Debt Service payable to the Trustee under any of the LNG Sales Contracts, or the right of the Borrower to receive any such amounts under the Loan Agreement, (ii) the Bontang Plant or Pertamina's interests therein or (iii) such Producer's ability to perform its obligations under this Agreement, the Trust Agreement, any Construction Document, any Production Sharing Contract or any Basic Agreement.

                 2.7 Compliance with Other Instruments, etc. Such Producer is not, and upon the due execution and delivery of any Construction Document or Basic Agreement not heretofore executed and delivered will not be, in violation of any term of its charter or by-laws or, as relevant, the partnership agreement under which such Producer is formed, or any term of any agreement or any instrument to which it is a party or by which it or any of its properties is bound or any Legal Requirement, which violation would have a material adverse effect on such Producer's ability to perform its obligations under this Agreement, the Trust Agreement, any Production Sharing Contract, any Construction Document or any Basic Agreement.

                 2.8 Other Agreements. Each of the Tranche A Lender and the Agent has been provided with correct and complete copies of the Development Plan, the EPC Contract (excluding Exhibits A and B of the agreement referred to in clause (i) of the definition thereof) and the Basic Agreements, in each case as amended and in effect on the date hereof. Each Producer represents and warrants that, to the best of its knowledge, no party to any of such Production Sharing Contracts, the Basic Agreements executed and delivered on or prior to the date hereof or the EPC Contract, other than any other Producer, is, and upon the due execution and delivery of each Construction Document or Basic Agreement not heretofore executed and delivered no party to each such agreement will be, in breach of any material obligation thereunder.

                 2.9 Insurance. Insurance policies of the type required by Section 1.11 hereof are in full force and effect, no default or breach exists thereunder which would give rise to a right to cancel the same, and no notice of default or breach or notice of termination has been given to Pertamina with respect thereto. On or prior to the Effective Date, correct and complete copies of such insurance policies will be delivered to the Tranche A Lender and the Agent.

                 2.10 No Encumbrance. There is no Encumbrance on the Source of Debt Service prior to its deposit in the Bontang V Payment Account caused by such Producer, for which such Producer is responsible or which relates to such Producer, except Encumbrances, if any, (i) arising pursuant to statute or otherwise by operation of law, and not pursuant to any agreement, which are not being enforced by attachment or levy and which will be discharged in the ordinary course of business or (ii) permitted by Section 1.10 hereof.

                 2.11 No Material Adverse Change. There has been no material adverse change since December 31, 1994 in (i) the business, assets, financial position or results of operation of such Producer which affects materially and adversely, or would be likely to affect materially and adversely, the performance by Pertamina of or the ability of Pertamina to perform its obligations under the LNG Sales Contracts or (ii) the operation of the Bontang Plant.


                                     PART 3

                                    DEFAULTS


                 3.1 Default Defined. Each of the Producers agrees with the Lenders that if any one or more of the following events shall occur it shall be, so long as the same shall continue, a default hereunder (a "Default"):

                          (a)     a failure to comply with any of the
provisions of Section 1.1, 1.3, 1.4, 1.9, 1.10, 1.11, 1.17 (other than
1.17(b)), 1.21 or 6.3 hereof; or

                          (b)     a failure to comply with any of the
provisions of Section 1.5, 1.6, 1.7, 1.14(f), 1.15(b), 1.16, 1.17(b), 1.18(a)
or 3.5 hereof for seven days after written notice of such failure shall have been given to the Producers by the Tranche A Lender and the Agent; or

                          (c)     a failure to comply with any of the
provisions of Part 1 hereof other than those referred to in Sections 3.1(a) and
(b) hereof for 30 days after written notice of such failure shall have been given to the Producers by the Tranche A Lender and the Agent; or

                          (d)     any representation or warranty made by any
Producer in this Agreement (including the representations contained in the first paragraph following "Dear Sirs:" at the beginning of this Agreement) shall prove to have been incorrect or misleading in any material respect as of the date when made or deemed made; or

                          (e)        (i)   failure by any of the Producers to
pay principal of, or premium or interest on, any of its Indebtedness in an amount which is material in the context of this Agreement when due for payment, whether by acceleration or otherwise, but after giving effect to all applicable grace and waiver periods provided for in the agreement or instrument creating or evidencing such Indebtedness; or

                       (ii)  any of the Producers shall:

                                        (1)     make an assignment for the
         benefit of creditors; or

                                        (2)     file a petition in bankruptcy,
         petition or apply to any tribunal or applicable regulatory or governmental authority for the appointment of a custodian, receiver, trustee or official with similar powers for it or a substantial part of its property or assets, or commence any case or proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or similar law or statute of any jurisdiction, whether now or hereafter in effect; or

                                        (3)     if any such petition or
         application shall have been filed, or any such case or proceeding shall have been commenced against it, indicate its consent to, approval of or acquiescence in any such petition, application, case or proceeding or the appointment of a custodian, receiver, trustee or official with similar powers or regulatory or other governmental authority for it or any substantial part of its properties or assets, or suffer to exist any such case or proceeding in which an order for relief is entered, or suffer any such custodianship, receivership, trusteeship or jurisdiction of such official or regulatory or governmental authority to continue undischarged for a period of 60 days or more; or

                                        (4)     generally be unable to or
         generally fail to pay its debts as such debts become due; or

                                    (iii)  a failure by P.T. Badak to comply
with a material term or provision of the Plant Use Agreement or the Processing Agreement;

provided, however, that the effect of the occurrence of any of the events or circumstances referred to in this clause (e) is to affect, materially and adversely, the performance by Pertamina of its obligations under any of the LNG Sales Contracts or the ability of Pertamina to perform such obligations; or

                          (f)     any statement furnished to the Tranche A
Lender or the Agent under any of Section 5.3(c) or 6.1 of the Loan Agreement with respect to the Debt Coverage Ratio, the Gross Invoice Amount, the Source of Debt Service, as of the date of such statement, (i) was not prepared based on information concerning amounts outstanding under the Loan

Agreement or the Notes which was complete and accurate in all material respects or information concerning amounts of the Gross Invoice Amount or the Source of Debt Service actually invoiced or received which was complete and accurate in all material respects, or (ii) was not prepared based on assumptions concerning future periods which were established as provided in the Loan Agreement, or
(iii) was delivered by the Producers in bad faith or by the Borrower pursuant to a request or authorization of the Producers given in bad faith.

                 3.2 Remedy for Default. If at any time during one or more Interest Periods the effect of any one or more Defaults is to cause the Source of Debt Service received by the Borrower and payable to the Lenders to be insufficient to satisfy any payment obligation when due under the Loan Agreement, any of the Notes or the Letter Agreement (the difference between the amount of the Source of Debt Service received with respect to any Interest Period by the Borrower and payable to the Lenders under the Loan Agreement, any of the Notes or the Letter Agreement and the amount which would have been so received and payable but for such Default or Defaults, the "Default Shortfall"), then each of the Producers which caused or is responsible for such Default or to which such Default relates shall be obligated to pay an aggregate amount to the Tranche A Lender and the Agent for the account of the Tranche B Lenders, on the dates when due during or at the end of such Interest Period, in the manner and with the effect of payments made by the Borrower as provided in the Loan Agreement, the relevant Notes or the Letter Agreement, on account of its Liability Share of the Default Shortfall, such that the net aggregate amount received from each such Producer by the Tranche A Lender and the Agent for the account of the Tranche B Lenders pursuant to this Section 3.2, after deduction of all Taxes required to be deducted or withheld from, or otherwise paid by the Lenders with respect to, such payment (but excluding Excluded Taxes required to be so deducted, withheld or paid solely to the extent that the amount of such Excluded Taxes does not exceed the amount of Excluded Taxes that would have been deducted, withheld or otherwise paid by the Lenders, if there had been no Default Shortfall, and the net amount were paid to, and received by, the Lenders out of the Source of Debt Service), shall equal such Producer's Liability Share of the Default Shortfall. The provisions of this Section 3.2 shall apply to breaches of Section 1.17(b) as if such breaches were a Default, whether or not notice of such breach is given to the Producers by the Tranche A Lender or the Agent.

                 3.3 Diversion and Remedy. In addition to the Defaults provided for in Section 3.1 hereof, if the effect during one or more Interest Periods of (i) any claim asserted by, on behalf of, or against any one or more of the Producers or any of its or their property or any interest in any of its or their property, or against the Source of Debt Service, including, without limitation, claims asserted by any governmental or taxing authority, or by, or on behalf of, any creditor, trustee in bankruptcy, custodian, receiver or similar official or authority, or (ii) the imposition of any Taxes on amounts payable under any of the Supply Agreements or any of the LNG Sales Contracts, in any such case constituting Source of Debt Service, or on any other payment or receipt of the Source of Debt Service but excluding the effect, if any, of any Japanese Taxes (such a claim referred to in clause (i) or imposition of such Tax referred to in clause (ii), a "Diversion"), is to cause the Source of Debt Service received by the Borrower and payable during or at the end of any Interest Period to the Lenders to be insufficient to satisfy any payment obligation when due under the Loan Agreement, any of the Notes or the Letter Agreement (the difference between the amount of the Source of Debt Service received by the Borrower and payable to the Lenders under the Loan Agreement, the relevant Notes or the Letter Agreement and the amount which would have been so received and payable but for such Diversion, the "Diversion Shortfall"), each of the Producers which has caused or is responsible for such Diversion or to which such Diversion relates, shall be obligated to pay an aggregate amount to the Tranche A Lender and the Agent for the account of the Tranche B Lenders, on the dates, in the manner and with the effect of payments made by the Borrower as provided in the Loan Agreement, the relevant Notes or the Letter Agreement, on account of its Liability Share of the Diversion Shortfall, such that the net aggregate amount received from each such Producer by the Tranche A Lender and the Agent for the account of the Tranche B Lenders pursuant to this
Section 3.3, after deduction of all Taxes required to be deducted or withheld from, or otherwise paid by the Lenders with respect to, such payment (but excluding Excluded Taxes required to be so deducted, withheld or paid solely to the extent that the amount of such Excluded Taxes does not exceed the amount of Excluded Taxes that would have been deducted, withheld or otherwise paid by the Lenders if there had been no Diversion Shortfall, and the net amount were paid to, and received by, the Lenders), shall equal such Producer's Liability Share of the Diversion Shortfall.

                 3.4 Liability Share Defined. The "Liability Share" of a Producer which caused or is responsible for a Default or a Diversion or to which such Default or Diversion relates which has given rise to a Default Shortfall or a Diversion Shortfall, as the case may be, shall be with respect to such Default Shortfall or Diversion Shortfall a percentage determined by dividing the percentage interest of such Producer (as set forth in Schedule 1 hereto and as adjusted for changes in the Producers' Percentages as defined in and pursuant to the Supply Agreements or the Production Sharing Percentages as defined in the recitals thereof) by the aggregate percentage interest of all Producers (as set forth in such Schedule 1 as so adjusted) which have caused or which are responsible for such Default or Diversion or to which such Default or Diversion relates. With respect to the imposition of Taxes referred to in
Section 3.3 hereof, each Producer shall be deemed to have caused the corresponding Diversion to the extent of its percentage interest as shown in
Schedule 1 hereto, adjusted as aforesaid. No adjustment to the Producers' Percentages or the Production Sharing Percentages referred to in this Section
3.4 shall be effective for purposes of this Agreement until the Producers have provided to the Tranche A Lender and the Agent a copy of an amended Schedule 1 which properly reflects such adjustment. Any adjustment to the Producers' Percentages or the Production Sharing Percentages or revision to Schedule 1 shall require the mutual agreement of the Producers, but shall not require any consent, approval or other action by the Tranche A Lender, the Agent, any Lender or the Trustee.

                 3.5 Notices. Each Producer shall promptly, and in any event not later than three Business Days after obtaining actual knowledge thereof, give notice to the Tranche A Lender and the Agent of the occurrence of any Default or Diversion caused by such Producer or for which it is responsible or to which it is related or any event that, with the giving of notice or the passing of time, or both, would constitute such a Default or Diversion.


                                     PART 4

                                  INSURED LOSS


                 4.1 Effect of Total Loss of Additional Plant or Loading Facilities Prior to Operational Acceptance. If any event occurs for which insurance proceeds are payable by an insurance company under any insurance policy referred to in Section 1.11(a) hereof relating to an actual total loss or a constructive, compromised or arranged total loss (within the meaning of such policy) of the Additional Plant or the Loading Facilities or both (the "Lost Facilities"), Pertamina agrees as follows:

                          (a)     Pertamina shall, as promptly as possible in
the circumstances following such event, notify the Tranche A Lender and the Agent of the occurrence of such event and shall, within six months following such event, notify the Tranche A Lender and the Agent in writing whether or not it intends to rebuild or reconstruct the Lost Facilities.

                          (b)     If Pertamina notifies the Tranche A Lender
and the Agent that it does not intend to rebuild or reconstruct the Lost Facilities, it shall promptly pay to the Tranche A Lender and the Agent such amounts as are instructed by the Tranche A Lender and the Agent equal in the aggregate to the lesser of the aggregate amounts outstanding under the Loan Agreement, Notes and Letter Agreement and the aggregate amount of such insurance proceeds paid to Pertamina in respect of such event.

                          (c)     If Pertamina notifies the Tranche A Lender
and the Agent that it intends to rebuild or reconstruct the Lost Facilities, then it shall proceed to do so with the services of a reliable and reputable contractor, diligently and in good faith, and shall provide the Tranche A Lender and the Agent with periodic written reports not less frequently than quarterly in reasonable detail concerning the rebuilding or reconstruction and including (i) the amount of insurance proceeds received under such policy, (ii) the amount of funds expended to date on the rebuilding or reconstruction, (iii) the proposed schedule for completion of the construction work, and (iv) the progress of the construction work to date.

                          (d)     If, at any time prior to completion,
Pertamina shall terminate the rebuilding or reconstruction of the Lost Facilities or shall not be proceeding with such rebuilding or reconstruction diligently and in good faith, then Pertamina shall be obligated promptly to pay to each of the Tranche A Lender and the Agent for the account of the Tranche B Lenders, such amounts as are instructed by the Tranche A Lender and the Agent equal in the aggregate to the lesser of the amounts outstanding under the Loan Agreement, the Note and the Letter Agreement and the aggregate insurance proceeds which are paid to Pertamina under such policy in respect of such event and not in good faith expended or committed to be expended (pursuant to a commitment which cannot by its terms be avoided) on such rebuilding or reconstruction.

                 4.2 Effect of Total Loss of Insured Bontang Plant. If any event occurs for which insurance proceeds are payable by an insurance company under any insurance policy referred to in Section 1.11(b) hereof relating to an actual total loss or a constructive, compromised or arranged total loss (within the meaning of such policy) of the Insured Bontang Plant (which term, for purposes of this Section 4.2 and Section 4.4, shall exclude Train G if such loss occurs prior to operational acceptance of the Additional Plant and the Loading Facilities by Pertamina pursuant to the Construction Documents and, thereafter, shall include all of Train G other than the Support Facilities), Pertamina agrees as follows:

                          (a)     Pertamina shall, as promptly as possible in
the circumstances following such event, notify the Tranche A Lender and the Agent of the occurrence of such event and shall, within six months following such event, notify the Tranche A Lender and the Agent in writing whether or not it intends to rebuild or reconstruct the Insured Bontang Plant.

                          (b)     If Pertamina so notifies the Tranche A Lender
and the Agent that it does not intend to rebuild or reconstruct the Insured Bontang Plant, it shall promptly pay to each of the Tranche A Lender and the Agent for the account of the Tranche B Lenders such amounts as are instructed by the Tranche A Lender and the Agent in an aggregate amount equal to the lesser of the share referred to below of the total insurance proceeds that are paid to Pertamina under such policy in respect of such event and the aggregate amount outstanding under the Loan Agreement, Notes and Letter Agreement after giving effect to any payment made pursuant to Section 4.1(b) hereof.

                          (c)     If Pertamina notifies the Tranche A Lender
and the Agent that it intends to rebuild or reconstruct the Insured Bontang Plant, then it shall, subject to the proviso of Section 4.4 hereof, proceed to do so with the services of a reliable and reputable contractor, diligently and in good faith, applying amounts equal to the proceeds of the insurance to the extent required, and shall provide the Tranche A Lender and the Agent with periodic written reports not less frequently than quarterly in reasonable detail concerning the rebuilding or reconstruction and including (i) the amount of insurance proceeds received under such policy, (ii) the amount of funds expended to date on the rebuilding or reconstruction, (iii) the proposed schedule for completion of the construction work, and (iv) the progress of the construction work to date.

                          (d)     If, at any time prior to completion,
Pertamina shall terminate the rebuilding or reconstruction or shall not be proceeding with such rebuilding or reconstruction diligently and in good faith, then Pertamina shall be obligated promptly to pay to each of the Tranche A Lender and the Agent for the account of the Tranche B Lenders such amounts as are instructed by the Tranche A Lender and the Agent in an aggregate amount equal to the lesser of the share referred to below or the total insurance proceeds that are paid to Pertamina under such policy in respect of such event and not in good faith expended or committed to be expended (pursuant to a commitment which cannot by its terms be avoided) on such rebuilding or reconstruction and the aggregate amounts outstanding under the Loan Agreement, the Notes and the Letter Agreement after giving effect to any payments made pursuant to Sections 4.1(b) and 4.2(b) hereof.

                 The share referred to in clauses (b) and (d) above of such total insurance payments shall be (i) the total amount of such payments multiplied by (ii) a fraction the numerator of which is the aggregate principal amount of Indebtedness outstanding under the Loan Agreement, Notes and the Letter Agreement at the time amounts are payable to the Lenders under this
Section 4.2 and the denominator of which is equal to the sum of the aggregate principal amount of the Indebtedness outstanding under the Loan Agreement and the aggregate principal amount of all Indebtedness of any Person outstanding at such time, the holders of which, directly or indirectly, are entitled to share in the Plant Insurance Proceeds prior to or on an equal and ratable basis with the Lenders (as the Lenders' rights are determined under this Section 4.2).

                 4.3 Insurance Shortfall. If by reason of a failure of Pertamina to comply with Section 1.11 hereof, the share of insurance payments of the type referred to in Sections 4.1(b) and (d) and 4.2(b) and (d) hereof is insufficient to pay in full all principal, interest and other amounts payable under the Loan Agreement and the Notes and all amounts payable under the Letter Agreement (the amount of such insufficiency, an "Insurance Shortfall"), Pertamina shall be obligated to pay the amount of the Insurance Shortfall to each of the Tranche A Lender and the Agent for the account of the Tranche B Lenders in such amounts as are instructed by the Tranche A Lender and the Agent on the dates, in the manner of and with the effect of payments made by the Borrower as provided in the Loan Agreement, the Notes and the Letter Agreement, such that the net amount received by the Lenders, pursuant to this Section 4.3, after deduction of all Taxes required to be deducted or withheld from, or otherwise paid by the Lenders, with respect to, such payment (but excluding Excluded Taxes required to be so deducted, withheld or otherwise paid solely to the extent that the amount of such Excluded Taxes does not exceed the amount of Excluded Taxes that would have been deducted, withheld or otherwise paid by the Lenders if there had been no Insurance Shortfall, and the net amount were paid to, and received by the Lenders out of an amount equal to such share of insurance), shall equal the Insurance Shortfall.

                 4.4 Other Losses. Upon a partial loss of the Additional Plant, the Loading Facilities or the Insured Bontang Plant (the "Affected Facilities"), as the case may be, or a total loss thereof with respect to which Pertamina has not given notice pursuant to Section 4.1 or 4.2 hereof that it intends not to rebuild and if Pertamina has not applied amounts equal to the insurance proceeds paid to Pertamina to repayment of the Indebtedness outstanding under the Loan Agreement, the Notes and the Letter Agreement in the manner contemplated by Sections 4.1 and 4.2 hereof, Pertamina shall proceed to rebuild or reconstruct the Affected Facilities with the services of a reliable and reputable contractor, diligently and in good faith, applying amounts equal to the proceeds of the insurance referred to in Section 1.11(a) or (b), as the case may be, to the extent required and shall provide the Tranche A Lender and the Agent with the periodic reports described in clause 4.l(c) or 4.2(c) hereof, as the case may be, as provided in such clause; provided, however, that if (i) it is reasonably anticipated by the Majority Lenders that amounts held in the Debt Service Account (after application of amounts held in the Regular Reserve) and amounts to be paid during the remaining respective terms of the LNG Sales Contracts will be insufficient to pay the amounts then outstanding under the Loan Agreement, the Notes and Letter Agreement and (ii) either (A) the Second A/R 1973 Sales Contract has not been duly executed and delivered or
(B) if it has been duly executed and delivered, it has not been extended to provide for a termination date of December 31, 2014 or later or the Japanese Supply Agreements then in effect do not provide for the supply of natural gas required in connection with the Second A/R 1973 Sales Contract for the period through and including December 31, 2014, then the Plant Insurance Proceeds may be applied towards such reconstruction or repair of the Affected Facilities only if arrangements acceptable to the Majority Lenders shall have been made for (x) the sale of a volume of LNG at least equal to the volume of LNG that, but for such total or partial loss, would have been sold during the remaining term of the Second A/R 1973 Sales Contract, if the same has been duly executed and delivered, and (y) the application of a portion of the proceeds of such sales as the Source of Debt Service on the same basis as would have been the case if such sales had been made under the Second A/R 1973 Sales Contract.


                                     PART 5

                        SCOPE OF PRODUCERS' LIABILITIES


                 Except as stated in Sections 3.2, 3.3, 3.4 and Part 4 hereof and then only to the limited extent specifically stated therein, no recourse shall be had for the payment of the principal of or interest on the Notes or the payment of any other amounts due under the Loan Agreement or the Letter Agreement, or shall be had for any claim based on any provision of the Notes, the Loan Agreement or the Letter Agreement, against any of the Producers, or against any past, present or future stockholder, partner, officer, director, employee, or agent of any of the Producers, either directly or through the Borrower or any successor of the Borrower, or under the Trust Agreement or under any constitution, statute or rule of law or by the enforcement of any assessment, or otherwise, and, except as above provided, no such Person shall have any personal obligation, liability or duty whatsoever to the Tranche A Lender, the Agent, the Intercreditor Agent, the Technical Agent, the Arrangers or any of the Tranche B Lenders or any holders of the Notes or anyone else for or with respect to any such payment, the performance of or compliance with any covenant or agreement contained in the Loan Agreement, the Letter Agreement, the Trust Agreement or this Agreement or the truth, accuracy or completeness of any statement or representation made in or pursuant to any such document. Furthermore, the obligations of the Producers hereunder are several, and not joint or joint and several, and there shall be no recourse to any Producer by any Person party to the Loan Agreement or the Letter Agreement or by any holder of a Note or otherwise for any liability of another of the Producers which may have arisen hereunder, it being expressly agreed and understood, however, that the failure of a Producer to perform its obligations under this Agreement shall not relieve any other Producer of its obligations hereunder.

                 The Tranche A Lender, the Agent, the Intercreditor Agent, the Technical Agent, each Arranger, each Tranche B Lender, each holder of any of the Notes and each other Person relying on or purporting to rely on the terms of this Agreement in adopting any course of action shall be bound by the terms of this Part 5 of this Agreement to the same extent as if its written acceptance of the terms hereof were subscribed hereto.

                                     PART 6

                                 MISCELLANEOUS


                 6.1 Notices. All notices, requests, demands or other communications to or from the parties hereto shall be given or made by telex, telecopier or by personal delivery in the manner provided in Section 10.1 of the Loan Agreement. Any such notice, request, demand or communication shall be sent in the case of each Producer to its address, telex number and answerback or telecopier number set forth on the signature pages hereof or, where applicable, to the designated representative of such Producer as set forth below; or in each case with respect to any party to such other address, telex or telecopier number as such party may designate for the purpose by written notice to the party sending such notice, request, demand or communication. Except as otherwise specified in this Agreement, all notices and other communications shall be deemed to have been duly given on (i) the date of delivery if delivered personally at or before 5:00 p.m. on the date of delivery in the time zone of the recipient (otherwise on the day immediately following the date of delivery), (ii) following receipt if transmitted by mail, (iii) the date of transmission if transmitted by telex with confirmed answerback received at or before 5:00 p.m. on the date of transmission in the time zone of the recipient (otherwise on the day immediately following the date of transmission) or (iv) the date of receipt of a legible copy thereof if sent by telecopier received at or before 5:00 p.m. on the date of transmission in the time zone of the recipient (otherwise on the day immediately following the date of receipt), whichever shall first occur. Any party may change its address for purposes hereof by notice to the other parties.

                 In the case of notices and other communications for Virginia Indonesia Company, OPICOIL Houston, Inc., Virginia International Company, Lasmo Sanga Sanga Limited, Union Texas East Kalimantan Limited and Universe Gas & Oil Company, Inc., such notices and communications shall be sent to Virginia Indonesia Company, which is hereby designated the representative of such Producers for such purpose. Total shall receive notices and other communications for itself and Inpex, and Unocal shall receive notices and other communications for itself and Inpex so long as Inpex is a member of the Unocal Group and, thereafter, notices shall be sent to Inpex directly. A new or successor representative may be designated by notice to such effect signed by all such appropriate Persons given to the Tranche A Lender and the Agent 10 days in advance of any such change. Until receipt of any such notice, the Tranche A Lender and the Agent may rely on any notice or other communication to the representative as being notice to each such Person.

                 6.2 No Waiver; Remedies Cumulative. No failure to exercise and no delay in exercising, on the part of any Person having rights hereunder, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Subject always to the provisions of Part 5 hereof, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                 6.3 Assignment; Successors and Assigns; Participations. This Agreement shall be binding upon and inure to the benefit of the Tranche A Lender, the Arrangers, the Tranche B Lenders, the Agent and the holders from time to time of the Notes and their respective successors and permitted assigns, in each case to the extent that the provisions of the Loan Agreement and Letter Agreement inure to the benefit of such Persons and their respective successors and permitted assigns thereunder, and except as specifically set forth in this Section 6.3, no Person shall have or acquire any right or benefit hereunder or in respect of any obligation of any Producer herein contained. Except for the assignments prior to the date hereof pursuant to the Supply Agreements (or after the date hereof in connection with and pursuant to any Japanese Supply Agreement entered into pursuant to an extension of the New 1973 Sales Contract on substantially the same terms as the existing Japanese Supply Agreements) by Pertamina to the other Producers of the production sharing percentages of such Producers in amounts payable by the Buyer under the LNG Sales Contracts and certain other amounts as specified in the Supply Agreements, no Producer may assign any rights or delegate any obligations hereunder or assign any rights in or to the Source of Debt Service prior to deposit in the Bontang V Payment Account, without the written consent of the Majority Lenders, such consent not to be unreasonably withheld; provided that if another corporation, or other entity, wholly owned by or an agency of the Republic of Indonesia should succeed to all rights and obligations of Pertamina under the Trust Agreement and all of the Basic Agreements to which it is a party, Pertamina may assign all of its rights and delegate all of its obligations hereunder to such other corporation, entity or agency, such assignment and delegation to become effective upon such Person's written assumption (a copy of which shall be provided to the Tranche A Lender and the Agent and which shall confirm the assignment of rights and the assumption of obligations by such Person under the Trust Agreement, the LNG Sales Contracts and all other Basic Agreements to which the assignor is a party) of all of Pertamina's obligations hereunder including, without limitation, the restrictions on assignments and delegations contained in this Section 6.3 which shall apply to all assignees of the rights and delegees of the obligations of Pertamina and its assignees and delegees; and provided further that any Producer other than Pertamina may assign its rights and delegate its obligations hereunder and assign its rights with respect to the Source of Debt Service prior to deposit in the Bontang V Payment Account, to the extent of and in conjunction with the assignment of its rights and the delegation of obligations under the Trust Agreement and the Basic Agreements, in each case to which it is a party, such assignment and delegation to become effective upon such Person's written assumption (a copy of which assumption shall be provided to the Tranche A Lender and the Agent and which shall confirm to the extent provided in such assignment and delegation the assignment of rights and the assumption of obligations under the Trust Agreement and the Basic Agreements, in each case to which the assignor is a party) of such Producer's obligations hereunder including, without limitation, the restrictions on assignments and delegations contained in this Section 6.3 which shall apply to all assignees of the rights and delegees of the obligations of such Producer and its assignees and delegees. The Producers may treat each Lender as the holder of the Note or Notes drawn to its order and delivered to such Lender until written notice of transfer shall have been received by them. All agreements, representations and warranties made herein shall survive the making of any such transfer hereunder by any Lender. Notwithstanding the foregoing, each Lender may grant participations, in whole or in part, in its rights under this Agreement to the extent that it may grant participations in its rights under the Loan Agreement, Notes and Letter Agreement.

                 6.4 Amendments. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver shall be in writing and signed (including the form of signatures on any telex with appropriate confirmed answerback, or telecopied version duly sent by the Person so amending or waiving) by the Producers, the Tranche A Lender, the Agent and the Majority Tranche B Lenders; provided that any waiver need only be signed by the party granting the waiver. Any such amendment or waiver shall be signed by the Agent on behalf of the Tranche B Lenders if the Agent has been so authorized in writing or by telex by the Majority Tranche B Lenders. Any amendment or waiver or telecopied version signed by the Agent in accordance with the preceding sentence shall be binding upon the Tranche B Lenders and any holder of a Tranche B Note.

                 6.5 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Tranche A Lender, the Agent and Pertamina.

                 6.6 Section Headings. The Section headings in this Agreement are inserted for convenience of reference only and shall be ignored in construing this Agreement.

                 6.7 Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America, applicable to agreements made and to be performed entirely within such state.

                 6.8      Consent to Jurisdiction.

                          (a)     Solely for purposes of this Agreement, each
Producer hereby irrevocably consents that any suit, legal action or proceeding against it or any of its property with respect to any of the obligations arising under this Agreement may be brought in any New York State court located in the Borough of Manhattan, City and State of New York or any Federal Court of the United States of America located in the Southern District of New York, as the Tranche A Lender, any Tranche B Lender or the Agent may elect, and by execution and delivery of this Agreement, each Producer hereby irrevocably submits to and accepts, solely as aforesaid, with regard to any such suit, legal action or proceeding, for itself and in respect of its property, generally and unconditionally, the non-exclusive personal jurisdiction of the aforesaid courts. Each Producer hereby irrevocably designates, appoints and empowers CT Corporation System, 1633 Broadway, New York, New York 10019 as its agent to receive for and on its behalf service of process in New York in any suit, legal action or proceeding with respect to this Agreement. It is understood that a copy of any such process served on such agent shall be promptly forwarded by airmail by the person commencing such suit, legal action or proceeding to the relevant Producer at its address set forth on the signature pages hereof, but the failure of the relevant Producer to receive such copy shall not affect in any way the service of such process as aforesaid. If service of process cannot be effected in the foregoing manner, each Producer further, solely as aforesaid, irrevocably consents to the service of process in any such suit, legal action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, return receipt requested, to the respective Producer at its address set forth on the signature pages hereof. The foregoing, however, shall not limit the right of the Lenders to serve process in any other manner permitted by law or to bring any suit, legal action or proceeding or to obtain execution of judgment in any other jurisdiction.

                          (b)     Solely as aforesaid, each Producer hereby
irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, legal action or proceeding arising out of or relating to this Agreement in any court located in the Borough of Manhattan, City and State of New York and hereby further irrevocably waives any claim it may now or hereafter have that a court located in the Borough of Manhattan, City and State of New York is not a convenient forum for any such suit, legal action or proceeding. Pertamina represents and warrants that this Agreement and its obligations made hereunder and the transactions contemplated hereby constitute commercial rather than public or governmental acts. Each Producer (other than Pertamina, which waives its immunity as provided below) represents and warrants that it is not entitled to claim immunity from legal proceedings with respect to itself or any of its property on the grounds of sovereignty or otherwise under any law or in any jurisdiction where an action may be brought for the enforcement of any of the obligations arising under this Agreement or the Trust Agreement. To the extent that any Producer or any of its property or the Source of Debt Service, prior to deposit in the Bontang V Payment Account has or hereafter may acquire any claim of right to immunity from set-off, legal proceedings, attachment prior to judgment, other attachment, levy or execution of judgments on the grounds of sovereignty or otherwise, each Producer on behalf of itself and any successors, solely as aforesaid, hereby irrevocably waives such claim of right to immunity for itself and its property in respect of its obligations arising under this Agreement and the Trust Agreement and each Producer agrees that it will not assert any such right to immunity in any way which would impair the performance or ability of the Borrower to perform its obligations under the Loan Agreement.

                 6.9 Severability. If any one or more of the provisions contained in this Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not be in any way affected or impaired.

                 6.10 Reinstatement. The obligations of the Producers to make payments under this Agreement shall continue to be effective or shall be reinstated, as the case may be, if, at any time, a payment or any part thereof, of any amount paid to a Lender in respect of which a Producer is obligated to make payment hereunder is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or for any other reason, all as though such payment had not been made.

                 6.11 Confidentiality. No copy of (a) this Agreement, the Loan Agreement or the Trust Agreement or (b) any other agreement to which any Producer or the Trustee is a party or any document signed or issued by or on behalf of any such Producer, which agreement or document is identified by any Producer to the Tranche A Lender and the Agent as confidential, shall, without Pertamina's consent for the agreements referred to in clause (a), or the consent of the relevant Producer for agreements or documents referred to in clause (b), be released or otherwise delivered by or on behalf of the Tranche A Lender, the Agent, the Arrangers, the Intercreditor Agent, the Technical Agent or any Tranche B Lender to any third party, except, prior to the Effective Date, to any prospective lender in connection with the transactions contemplated hereby pursuant to a confidentiality undertaking in a form approved by the Producers on or prior to the date hereof. Notwithstanding the foregoing, the agreements and documents referred to in the preceding sentence may be released to any bank regulatory authority having jurisdiction over any Lender, as may otherwise be required by law and to any prospective assignee of or participant in the rights of the Lenders under the Loan Agreement, the Notes and this Agreement upon execution by such Person of a confidentiality undertaking in a form substantially similar to that approved by the Producers on or prior to the date hereof. No public announcement or statement or publication relating to any of the foregoing shall be made or released by or on behalf of the Tranche A Lender, the Agent, the Arrangers or any Tranche B Lender, without the prior written approval of the Producers.


                                   * * * * *

                 The undersigned Producers have caused this Agreement to be duly executed by their respective duly authorized signatories as of the date hereof.

                                                                PERUSAHAAN PERTAMBANGAN MINYAK
                                                                DAN GAS BUMI NEGARA
                                                                (PERTAMINA)

  Jalan Medan Merdeka Timur 1A
  Jakarta - Indonesia
  Telex No.: 44134
  Answerback: PTMJKT 1A
  Telecopier No.:  62-21-365-685                                By:  /s/ FAISAL ABDAOE
  Attention:  Director of                                          ----------------------------------------------------
              Processing                                           Name:  Faisal Abdaoe
                                                                   Title: President-Director and C.E.O.



                                                                VIRGINIA INDONESIA COMPANY
  One Houston Center
  1221 McKinney - Suite 700
  Houston, Texas  77010
  U.S.A.
  Telex No.:  713-166-100
  Answerback:  VICO HOU                                         By: /s/ TERRY QUINN
  Telecopier No.:  713-754-6697                                    ----------------------------------------------------
  Attention:  Treasurer                                            Name:  Terry Quinn
                                                                   Title: Vice President and
                                                                          Chief Financial Officer

                                                                VIRGINIA INTERNATIONAL COMPANY
  One Houston Center
  1221 McKinney - Suite 600
  Houston, Texas 77010
  U.S.A.
  Telex No.:  N/A
  Answerback:  N/A                                              By: /s/ RICHARD L. SMERNOFF
  Telecopier No.: 713-654-8569                                     ----------------------------------------------------
  Attention:  Chief Financial                                      Name:  Richard L. Smernoff
              Officer                                              Title: Finance Director



                                                                LASMO SANGA SANGA LIMITED
  100 Liverpool Street
  London EC2M 2BB
  United Kingdom
  Telex No.: 8812970                                            By: /s/ RICHARD L. SMERNOFF
  Answerback: LASMO G                                              ----------------------------------------------------
  Telecopier No.:  44-171-606-2893                                 Name:  Richard L. Smernoff
  Attention:  Finance Director                                     Title: Finance Director

                                                                UNION TEXAS EAST KALIMANTAN LIMITED
  c/o Union Texas International
           Corporation
  P.O. Box 2120
  Houston, Texas  77252-2120
  U.S.A.                                                        By: /s/ ALAN CUNNINGHAM
  Telex No.:  775255                                               ----------------------------------------------------
  Answerback:  UNOTEX PET HOU                                      Name:  Alan Cunningham
  Telecopier No.:  1-713-968-2771                                  Title: Assistant Secretary
  Attention:  President



                                                                OPICOIL HOUSTON, INC.
  2801 Post Oak Blvd. - Suite 300
  Houston, Texas 77056
  U.S.A.
  Telex No.: N/A                                                By: /s/ Roy C. H. Chiu
  Answerback:  N/A                                                 ----------------------------------------------------
  Telecopier No.:  1-713-297-8108                                  Name:  Roy C. H. Chiu
                   Ext. 322                                        Title: President
  Attention:  Vice President of
              Finance




                                                                UNIVERSE GAS & OIL COMPANY, INC.
  NYK Tennoz Building
  2-20, Higashi-Shinagawa 2-chome
  Shinagawa-ku, Tokyo 140
  Japan
  Telex No.:  J26268
  Answerback:  UGO TOK
  Telecopier No.:  81-3-5462-0679                               By: /s/ TOSHIO NORIMATSU
  Attention:  General Manager to                                   ----------------------------------------------------
              Business Department                                  Name:  Toshio Norimatsu
                                                                   Title: General Manager
                                                                          Business Development


                                                                TOTAL INDONESIE
  P.O. Box 1010
  Jakarta 10010
  Indonesia
  Telex No.:  60980
  Answerback:  TOTALJ IA
  Telecopier No.:  62-21-252-0814
  Attention:  President and                                     By: /s/ BERNARD VITRY
              General Manager                                      ----------------------------------------------------
                                                                   Name:  Bernard Vitry
                                                                   Title: President and
                                                                          General Manager

                                                                INDONESIA PETROLEUM, LTD.
  17th Floor, Ebisu Neonato,
  No. 1-18, Ebisu 4-chome
  Shibuya-ku, Tokyo 150, Japan
  Telex No.:  2424210
  Answerback:  JAIPEX J                                         By: /s/ KAZUO YOSHIKAWA
  Telecopier No.:  81-3-5448-1244                                  ----------------------------------------------------
  Attention:  General Manager                                      Name:  Kazuo Yoshikawa
               of Gas Business                                     Title: Executive Senior
               Department                                                 Managing Director



                                                                UNOCAL INDONESIA COMPANY
  Ratu Plaza Office Tower
  Jalan Jenderal Sudirman
  Jakarta, Indonesia
  Telex No.  47335                                              By: /s/ DONALD A. MACKAY
  Answerback:  UNOCAL IA                                           ----------------------------------------------------
  Telecopier No. 62-21-720-4499                                    Name:  Donald A. MacKay
  Attention:  President                                            Title: Assistant Treasurer




  Accepted:

  BONTANG TRAIN-G PROJECT FINANCE CO., LTD.



  By:  /s/ RINTARO HARA
     --------------------------------------------------------
     Name:  Rintaro Hara
     Title: President

                                           Arranger
                                           --------

                                           CREDIT LYONNAIS



                                           By /s/ PHILIPPE SOUSTRA
                                             --------------------------------
                                             Name:  Philippe Soustra
                                             Title: Attorney-in-Fact



                                           THE FUJI BANK, LIMITED



                                           By /s/ HAJIME TANIMURA
                                             --------------------------------
                                             Name:  Hajime Tanimura
                                             Title: Attorney-in-Fact



                                           THE LONG-TERM CREDIT BANK
                                             OF JAPAN, LIMITED



                                           By /s/ KENICHI AMANO
                                             --------------------------------
                                             Name:  Kenichi Amano
                                             Title: Attorney-in-Fact



                                           Facility Agent ("Agent")
                                           ------------------------

                                           THE LONG-TERM CREDIT BANK
                                             OF JAPAN, LIMITED
                                             NEW YORK BRANCH



                                           By /s/ KENICHI AMANO
                                             --------------------------------
                                             Name:  Kenichi Amano
                                             Title: Attorney-in-Fact

                                              Intercreditor Agent
                                              -------------------

                                              THE FUJI BANK, LIMITED

                                              Technical Agent
                                              ---------------

                                              CREDIT LYONNAIS


                                              Tranche B Lenders
                                              -----------------

                                              CREDIT LYONNAIS


                                              By /s/ PHILIPPE SOUSTRA
                                                --------------------------------
                                                Name:  Philippe Soustra
                                                Title: Attorney-in-Fact


                                              THE DAIWA BANK, LIMITED
                                                NEW YORK BRANCH


                                              By /s/ SHINICHI INOUE
                                                --------------------------------
                                                Name:  Shinichi Inoue
                                                Title: Attorney-in-Fact


                                              THE DAI-ICHI KANGYO BANK, LIMITED
                                                 NEW YORK BRANCH


                                              By /s/ TAKAYUKI NAKAYAMA
                                                --------------------------------
                                                Name:  Takayuki Nakayama
                                                Title: Attorney-in-Fact


                                              THE FUJI BANK, LIMITED
                                                NEW YORK BRANCH


                                              By /s/ HAJIME TANIMURA
                                                --------------------------------
                                                Name:  Hajime Tanimura
                                                Title: Attorney-in-Fact


                                              THE INDUSTRIAL BANK OF JAPAN
                                                 TRUST COMPANY



                                              By /s/ KENICHIRO MURATA
                                                --------------------------------
                                                Name:  Kenichiro Murata
                                                Title: Attorney-in-Fact


                                              KOREA FIRST BANK
                                                NEW YORK AGENCY


                                              By /s/ HEUNG-JE KIM
                                                --------------------------------
                                                Name:  Heung-Je Kim
                                                Title: Attorney-in-Fact


                                              THE LONG-TERM CREDIT BANK OF JAPAN,
                                                LIMITED
                                                NEW YORK BRANCH


                                              By /s/ KENICHI AMANO
                                                --------------------------------
                                                Name:  Kenichi Amano
                                                Title: Attorney-in-Fact


                                              THE MITSUBISHI BANK, LIMITED
                                                NEW YORK BRANCH


                                              By /s/ YOSHISABURO MOGI
                                                --------------------------------
                                                Name:  Yoshisaburo Mogi
                                                Title: Attorney-in-Fact


                                              THE MITSUBISHI TRUST AND
                                                BANKING CORPORATION
                                                NEW YORK BRANCH


                                              By /s/ TATSUHISA TESHIMA
                                                --------------------------------
                                                Name:  Tatsuhisa Teshima
                                                Title: Attorney-in-Fact

                                              THE NORINCHUKIN BANK
                                                NEW YORK BRANCH


                                              By /s/ SHOJIRO MATSUOKA
                                                --------------------------------
                                                Name:  Shojiro Matsuoka
                                                Title: Attorney-in-Fact


                                              THE SAKURA BANK, LIMITED
                                                NEW YORK BRANCH


                                              By /s/ MASAO UMEMURA
                                                --------------------------------
                                                Name:  Masao Umemura
                                                Title: Attorney-in-Fact


                                              THE SANWA BANK, LIMITED
                                                NEW YORK BRANCH


                                              By /s/ AKIRA TAKEUCHI
                                                --------------------------------
                                                Name:  Akira Takeuchi
                                                Title: Attorney-in-Fact


                                              SOCIETE GENERALE
                                                TOKYO BRANCH


                                              By /s/ PATRICK FROGER
                                                --------------------------------
                                                Name:  Patrick Froger
                                                Title: General Manager for Japanese
                                                       Branches

                                              THE SUMITOMO BANK, LIMITED
                                                NEW YORK BRANCH


                                              By /s/ KIYOTAKA KUROKAWA
                                                --------------------------------
                                                Name:  Kiyotaka Kurokawa
                                                Title: Attorney-in-Fact


                                              THE TOKAI BANK, LIMITED
                                                NEW YORK BRANCH


                                              By  /s/ TORU SATOH
                                                --------------------------------
                                                Name:  Toru Satoh
                                                Title: Attorney-in-Fact

                                                                      Schedule 1




                          Liability Share Percentages

                                                                Pre Tax
                                                               Percentage
                                                              Interest (%)
                                                              ------------
    Pertamina                                                     44.2276%

    OPICOIL Houston, Inc.                                          2.2183%

    Virginia International Company                                 1.7330%

    Virginia Indonesia Company                                     0.8318%

    Lasmo Sanga Sanga Limited                                      2.9115%

    Union Texas East Kalimantan Limited                            2.9115%

    Universe Gas & Oil Company, Inc.                               0.4852%

    Total Indonesie                                               20.7131%

    Unocal Indonesia Company                                       2.4971%

    Indonesia Petroleum, Ltd.                                     21.4709%
                                                                  --------
                                                                  100%